Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Funds”)

Supplement dated December 21, 2022

to the Funds’ Statement of Additional Information (“SAI”)

dated October 1, 2022, as supplemented and amended to date

Effective immediately, in the table under the section of the SAI entitled “Management VCI – Interested Directors,” the information relating to Peter A. Harbeck is removed.

Additionally, in the table under the section of the SAI entitled “Management VCI – Independent Directors,” the following information is added:

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Independent Director
Peter A. Harbeck AGE: 68	Director	2001 – Present*	Retired June 2019, formerly President (1995-2019), CEO (1997-2019) and Director (1992-2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993-2019); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	36	None.

* Prior to December 16, 2022, Mr. Harbeck was considered to be an Interested Director because he owned shares of AIG, the ultimate parent of VALIC.

In the table under the section of the SAI entitled “Management VCI –Director Ownership of Shares – Interested Directors,” the information relating to Peter A. Harbeck is removed.

Additionally, in the table under the section of the SAI entitled “Management VCI – Director Ownership of Shares – Independent Directors,” the following information is added:

Name of Director	Dollar Range of Equity Securities in the Fund1	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family2

Peter A. Harbeck	$0	$0

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.